                                                 Registration No. 333-__________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ---------------------------

                             NATIONSBANK CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

         NORTH CAROLINA                                    56-0906609
    (State or Other Jurisdiction                        (I.R.S. Employer
 of Incorporation or Organization)                     Identification No.)

 NATIONSBANK CORPORATE CENTER                               28255
        100 NORTH TRYON STREET                            (Zip Code)
     CHARLOTTE, NORTH CAROLINA
(Address of Principal Executive Offices)

                          -----------------------------

                     NATIONSBANK CORPORATION 1996 ASSOCIATES
                             STOCK OPTION AWARD PLAN
                            (Full Title of the Plan)
                         ------------------------------

                              PAUL J. POLKING, ESQ.
                                 GENERAL COUNSEL
                             NATIONSBANK CORPORATION
                          NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                     (Name and Address of Agent for Service)

                                 (704) 386-5000
          (Telephone Number, Including Area Code, of Agent for Service)
                               -------------------

                         CALCULATION OF REGISTRATION FEE

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
                                                      PROPOSED                PROPOSED
                                                       MAXIMUM                MAXIMUM
                                AMOUNT                OFFERING               AGGREGATE               AMOUNT OF
  TITLE OF SECURITIES            TO BE                  PRICE                 OFFERING             REGISTRATION
   TO BE REGISTERED           REGISTERED            PER UNIT (1)              PRICE(1)                  FEE
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
COMMON STOCK               4,000,000 SHARES            $56.50               $226,000,000              $68,485
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

(1) DETERMINED ON THE BASIS OF THE AVERAGE OF THE HIGH AND LOW PRICES OF THE COMMON STOCK REPORTED ON THE NEW YORK STOCK EXCHANGE COMPOSITE TRANSACTIONS LIST ON MARCH 31, 1997 IN ACCORDANCE WITH RULE 457(C) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE PURSUANT TO RULE 457(H) UNDER THE SECURITIES ACT.

================================================================================

                      STATEMENT UNDER GENERAL INSTRUCTION E
                      REGISTRATION OF ADDITIONAL SECURITIES

         Pursuant to General Instruction E to Form S-8 under the Securities Act, with respect to the registration of additional securities of the same class as securities for which a Registration Statement on Form S-8 relating to the same employee benefit plan is effective, the Registrant hereby incorporates by this reference herein the contents of its earlier Registration Statements on Form
S-8 (Registration No. 333-07105 and Registration No. 333-20913) and hereby deems such contents to be a part hereof, except as otherwise updated or modified by this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, which have been heretofore filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein:

                  (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996;

                  (b) The Registrant's Current Reports on Form 8-K filed January 16, 1997, February 3, 1997 and March 28, 1997; and

                  (c) The description of the Registrant's Common Stock contained in its registration statement filed pursuant to Section 12 of the Exchange Act, and any amendment or report filed for the purpose of updating such description, including the Corporation's Current Report on Form 8-K filed on January 16, 1997.

         All documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the effectiveness of this Registration Statement and prior to the filing of a post-effective amendment hereto that either indicates that all securities offered hereby have been sold or deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         The Registrant will provide without charge to each person to whom a Prospectus constituting a part of this Registration Statement is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference (other than exhibits to such documents which are not specifically incorporated by reference in such documents). Written requests for such copies should be directed to Charles J. Cooley, Principal Corporate Personnel Officer, NationsBank Corporation, NationsBank Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255. Telephone requests may be directed to (704) 386-5000.

ITEM 8.  EXHIBITS.

         The following exhibits are filed with this Registration Statement.

EXHIBIT NO.                DESCRIPTION OF EXHIBIT
      5.1                  Opinion of Charles M. Berger,  Esq.,  Associate  General Counsel of the  Registrant,  as
                           to the legality of  the securities being registered.

    23.1                   Consent of Price Waterhouse LLP.

    23.2                   Consent of Ernst & Young LLP.

    23.3                   Consent  of  Charles M.  Berger,  Esq.,  Associate  General  Counsel  of the  Registrant
                           (included in Exhibit 5.1).

    24.1                   Power of Attorney and Certified Resolutions.

    99.1                   Form of Amendment to NationsBank Corporation 1996 Associates Stock Option Award Plan.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on April 1, 1997.

                              NATIONSBANK CORPORATION



                              By: */s/Hugh L. McColl, Jr.
                                       Hugh L. McColl, Jr.
                                       Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                                      Title                                    Date

*/s/ Hugh L. McColl, Jr.            Chief Executive Officer and Director                April   1  , 1997
---------------------------                                                                   -----
Hugh L. McColl, Jr.                  (Principal Executive Officer)


*/s/ James H. Hance, Jr.            Vice Chairman and                                   April   1  , 1997
---------------------------                                                                   -----
James H. Hance, Jr.                 Chief Financial Officer
                                    (Principal Financial Officer)


*/s/ Marc D. Oken                   Executive Vice President and                        April   1  , 1997
---------------------------                                                                   -----
Marc D. Oken                        Chief Accounting Officer
                                    (Principal Accounting Officer)


*/s/ Andrew B. Craig, III           Chairman of the Board                               April   1  , 1997
---------------------------                                                                   -----
Andrew B. Craig, III                and Director


*/s/ Ronald W. Allen                Director                                           April   1  , 1997
----------------------------                                                                 -----
Ronald W. Allen


*/s/ Ray C. Anderson                Director                                          April   1  , 1997
----------------------------                                                                -----
Ray C. Anderson


*/s/ William M. Barnhardt           Director                                         April   1  , 1997
---------------------------                                                                 -----
William M. Barnhardt



                                      II-3



*/s/ B.A. Bridgewater, Jr.          Director                                         April   1  , 1997
---------------------------                                                                -----
B. A. Bridgewater, Jr.


*/s/ Thomas E. Capps                Director                                         April   1  , 1997
---------------------------                                                                -----
Thomas E. Capps


*/s/ Charles W. Coker              Director                                          April   1  , 1997
---------------------------                                                                -----
Charles W. Coker


*/s/ Thomas G. Cousins              Director                                         April   1  , 1997
---------------------------                                                               -----
Thomas G. Cousins


*/s/ Alan T. Dickson                Director                                         April   1  , 1997
---------------------------                                                               -----
Alan T. Dickson


*/s/ W. Frank Dowd, Jr.             Director                                         April   1  , 1997
---------------------------                                                               -----
W. Frank Dowd, Jr.


*/s/ Paul Fulton                    Director                                         April   1  , 1997
---------------------------                                                               -----
Paul Fulton


*/s/ Timothy L. Guzzle              Director                                         April   1  , 1997
---------------------------                                                                -----
Timothy L. Guzzle


*/s/ C. Ray Holman                 Director                                          April   1  , 1997
---------------------------                                                                -----
C. Ray Holman


*/s/ W.W. Johnson                   Director                                         April   1  , 1997
---------------------------                                                                -----
W. W. Johnson


*/s/ Russell W. Meyer, Jr.          Director                                         April   1  , 1997
---------------------------                                                                -----
Russell W. Meyer, Jr.


*/s/ John J. Murphy                 Director                                         April   1  , 1997
---------------------------                                                               -----
John J. Murphy


*/s/ Richard B. Priory             Director                                          April   1  , 1997
---------------------------                                                               -----
Richard B. Priory



                                      II-4



*/s/ John C. Slane                 Director                                          April   1  , 1997
---------------------------                                                               -----
John C. Slane


*/s/ O. Temple Sloan, Jr.           Director                                         April   1  , 1997
---------------------------                                                               -----
O. Temple Sloan, Jr.


*/s/ John W. Snow                   Director                                         April   1  , 1997
---------------------------                                                               -----
John W. Snow


*/s/ Meredith R. Spangler           Director                                         April   1  , 1997
---------------------------                                                               -----
Meredith R. Spangler


*/s/ Robert H. Spilman             Director                                          April   1  , 1997
---------------------------                                                               -----
Robert H. Spilman


*/s/ Albert E. Suter               Director                                          April   1  , 1997
---------------------------                                                               -----
Albert E. Suter


*/s/ Ronald Townsend               Director                                          April   1  , 1997
---------------------------                                                               -----
Ronald Townsend


*/s/ Jackie M. Ward                Director                                          April   1  , 1997
---------------------------                                                               -----
Jackie M. Ward


*/s/ Virgil R. Williams            Director                                          April   1  , 1997
---------------------------                                                               -----
Virgil R. Williams



 * By: /s/ Charles M. Berger
         Charles M. Berger
         Attorney-in-Fact




                                      II-5




                                INDEX TO EXHIBITS



EXHIBIT NO.                DESCRIPTION OF EXHIBIT

      5.1                  Opinion of Charles M. Berger, Esq.,  Associate General Counsel of the Registrant,  as to
                           the legality of  the securities being registered.

    23.1                   Consent of Price Waterhouse LLP.

    23.2                   Consent of Ernst & Young LLP.

    23.3                   Consent  of  Charles M.  Berger,  Esq.,  Associate  General  Counsel  of the  Registrant
                           (included in Exhibit 5.1).

    24.1                   Power of Attorney and Certified Resolutions.

    99.1                   Form of Amendment to NationsBank Corporation 1996 Associates Stock Option Award Plan.